Exhibit 3.1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
KBR, INC.
Under Sections 242 and 245 of the General Corporation Law of the State of Delaware KBR, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1.           The current name of the Corporation is KBR, Inc., and the name under which the Corporation was originally incorporated was KBR, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 21, 2006, and subsequently amended and restated on October 27, 2006 and November 13, 2006 (the “2006 Amended and Restated Certificate of Incorporation”).

2.           This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), which restates, integrates and further amends the 2006 Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL.

4.           The 2006 Amended and Restated Certificate of Incorporation is hereby superseded by this Amended and Restated Certificate of Incorporation, which shall henceforth be the Certificate of Incorporation of the Corporation.

5.           The text of the 2006 Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows (hereinafter, this Amended and Restated Certificate of Incorporation, as it may be further amended or restated from time to time, is referred to as this “Certificate of Incorporation”):

FIRST:  The name of the Corporation is KBR, Inc. (hereinafter, the “Corporation”).

SECOND:  The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Zip Code 19801, and the name of the registered agent of the Corporation at such address is The Corporation Trust Company.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

FOURTH:  The aggregate number of shares of capital stock that the Corporation shall have authority to issue is 350,000,000, of which 300,000,000 shares are classified as common stock, par value $0.001 per share (“Common Stock”), and 50,000,000 shares are classified as preferred stock, par value $0.001 per share (“Preferred Stock”).

The Corporation may issue shares of any class or series of its capital stock from time to time for such consideration and for such corporate purposes as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine. The following is a statement of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock and the Common Stock:

Division A. Preferred Stock
The shares of Preferred Stock may be divided into and issued in one or more series, the relative rights, powers and preferences of which series may vary in any and all respects. The Board of Directors is expressly vested with the authority to fix, by resolution or resolutions adopted prior to and providing for the issuance of any shares of each particular series of Preferred Stock and incorporate in a certificate of designations filed with the Secretary of State of the State of Delaware, the designations, powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, to the extent not provided for in this Certificate of Incorporation, and with the authority to increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series of Preferred Stock below the number of shares within such series that is then outstanding nor increase the number of shares of such series above the total number of authorized shares of Preferred Stock. The authority of the Board of Directors with respect to fixing the designations, powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of each such series of Preferred Stock shall include, but not be limited to, determination of the following:

(1)           the distinctive designation and number of shares of that series;

(2)           the rate of dividends (or the method of calculation thereof) payable with respect to shares of that series (if any), the dates, terms and other conditions upon which such dividends shall be payable, and the relative rights of priority of such dividends to dividends payable on any other class or series of capital stock of the Corporation;

(3)           the nature of the dividend payable (if any) with respect to shares of that series as cumulative, noncumulative or partially cumulative, and if cumulative or partially cumulative, from which date or dates and under what circumstances;

(4)           whether shares of that series shall be subject to redemption, and, if made subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption (including the manner of selecting shares of that series for redemption if fewer than all shares of such series are to be redeemed);

(5)           the rights of the holders of shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation (which rights may be different if such action is voluntary than if it is involuntary), including the relative rights of priority in such event as to the rights of the holders of any other class or series of capital stock of the Corporation;

(6)           the terms, amounts and other conditions of any sinking or similar purchase or other fund provided for the purchase or redemption of shares of that series;

(7)           whether shares of that series shall be convertible into or exchangeable for shares of capital stock or other securities of the Corporation or of any other corporation or entity, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

(8)           the extent, if any, to which the holders of shares of that series shall be entitled (in addition to any voting rights provided by law) to vote as a class or otherwise with respect to the election of directors or otherwise;

(9)           the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to shares of that series as to dividends or upon liquidation, dissolution or winding up;

(10)           any other repurchase obligations of the Corporation, subject to any limitations of applicable law; and

(11)           any other designations, powers, preferences or rights, or qualifications, limitations or restrictions thereof, of shares of that series.

Any of the designations, powers, preferences or rights, or qualifications, limitations or restrictions thereof, of any series of Preferred Stock may be dependent on facts ascertainable outside this Certificate of Incorporation, or outside the resolution or resolutions providing for the issue of such series of Preferred Stock adopted by the Board of Directors pursuant to authority expressly vested in it by this Certificate of Incorporation; provided that the manner in which such facts shall operate upon the voting powers, designations, preferences or rights, or qualifications, limitations or restrictions of such series of stock is clearly and expressly set forth in this Certificate of Incorporation or in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. The term “facts”, as used herein, includes, but is not limited to, the occurrence of any event, including a determination or action by any person or body, including the Corporation. Except as applicable law or this Certificate of Incorporation (including any certificate of designations) otherwise may require, the terms of any series of Preferred Stock may be amended without consent of the holders of any other series of Preferred Stock.

The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to the authority granted in this Division A of this Article FOURTH, and the consent, by class or series vote or otherwise, of holders of Preferred Stock of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock, whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of holders of at least a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of shares of any or all other series of Preferred Stock.

Shares of any series of Preferred Stock shall have no voting rights except as required by law or as provided by the relative powers, preferences and rights of such series set forth in this Certificate of Incorporation (including any certificate of designations).

Division B. Common Stock
1.           Dividends. Subject to the powers, preferences and rights of any series of Preferred Stock, dividends may be declared and paid on the Common Stock, as the Board of Directors shall from time to time determine, out of any assets of the Corporation that are by law available for such dividends.

2.           Distribution of Assets. Subject to the powers, preferences and rights of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive, pro rata, all of the assets of the Corporation available for distribution to its stockholders. The Board of Directors, by vote of a majority of the members thereof, may distribute in kind to the holders of the Common Stock such remaining assets of the Corporation, or may sell, transfer or otherwise dispose of all or any of the remaining property and assets of the Corporation to any other entity or other purchaser and receive payment therefor wholly or partly in cash or property, and/or in securities of any such entity, and/or in obligations of such entity or other purchaser, and may sell all or any part of the consideration received therefor and distribute the same or the proceeds thereof to the holders of the Common Stock.

3.           Voting Rights. Subject to the voting rights expressly conferred upon the Preferred Stock, the holders of the Common Stock shall exclusively possess full voting power for the election of directors and for all other purposes; provided, however, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

Division C. Other Provisions Applicable to the Corporation’s Capital Stock
1.           Votes Per Share. Any holder of Common Stock having the right to vote at any meeting of the stockholders shall be entitled to one vote for each share of Common Stock held of record by him, provided that no holder of Common Stock shall be entitled to cumulate his votes for the election of one or more directors or for any other purpose.

2.           Changes in Number of Authorized Shares. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of any class of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote generally in the election of directors irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto).

FIFTH:  (a)  Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the authority and powers conferred on the Board of Directors by the DGCL or by the other provisions of this Certificate of Incorporation, the Board of Directors is authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Certificate of Incorporation and the Bylaws of the Corporation; provided, however, that no Bylaws hereafter adopted, or any amendments thereto, shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws or amendment had not been adopted.

(b)           Number, Election and Terms of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by a majority of the directors then in office, subject to an increase in the number of directors by reason of any provisions contained in or established pursuant to Article FOURTH, but in any event shall not be less than one nor more than 15.

Prior to the 2014 annual meeting of stockholders, the board of directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be classified and shall be divided into three classes: Class I, Class II and Class III.  Such classes shall be as nearly equal in number of directors as possible. Class II directors were elected at the 2011 annual meeting of stockholders  for a term expiring at the 2014 Annual Meeting. Class I directors were elected at the 2010 annual meeting of stockholders for a term expiring at the 2013 annual meeting. Class III directors were elected at the 2009 annual meeting of stockholders for a term expiring at the 2012 annual meeting.  Commencing with the 2012 annual meeting, successors to the class of directors whose term expires at such annual meeting shall be elected in accordance with this section (b) of Article FIFTH for a term expiring at the next succeeding annual meeting of stockholders and the election and qualification of their respective successors, if any.  Commencing with the 2014 annual meeting of stockholders, the classification of directors shall cease, and all directors shall be elected for a term expiring at the next succeeding annual meeting of stockholders and the election or qualification of their respective successors, if any.

Election of directors need not be by written ballot unless the Bylaws of the Corporation so provide.

(c)           Vacancies and Newly Created Directorships. Except as this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or any Board of Directors’ resolution providing for the establishment of any series of Preferred Stock may provide otherwise, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause may only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until that director’s successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SIXTH:  Action by Written Consent; Special Meetings.  No action required to be taken or that may be taken at any annual or special meeting of the stockholders of the Corporation may be taken without a meeting, and the power of the stockholders of the Corporation to consent in writing to the taking of any action by written consent without a meeting is specifically denied. Except as otherwise provided by the DGCL, by this Certificate of Incorporation or by any provisions established pursuant to Article FOURTH hereof with respect to the rights of holders of one or more outstanding series of Preferred Stock, special meetings of the stockholders of the Corporation may be called at any time only by (i) the Chairman of the Board of Directors, (ii) the President and Chief Executive Officer of the Corporation, or (iii) the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the members of the Board of Directors, and no such special meeting may be called by any other person or persons.

SEVENTH:  No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; provided, however, that this Article SEVENTH shall not eliminate or limit the liability of such a director (i) for any breach of such director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, as the same exists or as such provision may hereafter be amended, supplemented or replaced, or (iv) for any transaction from which such director derived an improper personal benefit. If the DGCL is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by such law, as so amended. Any repeal or modification of this Article SEVENTH, to the fullest extent permitted by applicable law, shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH:  The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation, and any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the affirmative vote of a majority of all directors then in office at any regular or special meeting of the Board of Directors called for that purpose.

NINTH:  The Corporation expressly elects not to be governed by Section 203 of the DGCL until immediately after such time that no person (as defined in Section 203) is the beneficial owner (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of, stock representing in the aggregate, at least a majority of the voting power of Corporation’s then outstanding voting stock (as defined in Section 203). From such time forward, the Corporation shall be governed by Section 203 of the DGCL, and will continue to be governed by such Section even if after such date a person (as defined in Section 203) becomes the beneficial owner of stock representing a majority (or more) of the Corporation’s outstanding voting stock (as defined in Section 203). The Corporation shall make a public announcement following the time it becomes subject to Section 203 of the DGCL pursuant to the provision of this Article NINTH; provided, however, that the failure to make such public announcement shall have no effect on the fact that the Corporation has become subject to Section 203 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer, this 5th day of June, 2012.

KBR, INC.

By: /s/ Jeffrey B. King
Name:         Jeffrey B. King
Title:          Vice President, Public Law